                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 30, 2004

                                 WATERLINK, INC.
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                       1-13041                       34-1788678
(State or Other             (Commission File Number)         (I.R.S. Employer
Jurisdiction of                                             Identification No.)
 Incorporation)

                        ---------------------------------

                             4100 Holiday Street, NW
                                Canton, Ohio 44718
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                        ---------------------------------

                                  330-649-4001
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On June 30, 2004, the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") held a hearing concerning the Registrant's Modified Joint Consolidated Chapter 11 Plan of Liquidation of the Debtors and the Committee (the "Plan") that will result in the liquidation of all assets, the proceeds from which will be used to partially satisfy unsecured creditors. On July 2, 2004, the Bankruptcy Court entered the Findings of Fact, Conclusions of Law and Order Under Section 1129 of the Bankruptcy Code and Rule 3020 of the Bankruptcy Rules Confirming the Modified Joint Consolidated Chapter 11 Plan of Liquidation of the Debtors and the Committee Pursuant to Chapter 11 of the United States Bankruptcy Code (the "Confirmation Order"). A copy of the Confirmation Order is attached hereto as Exhibit 99.1, and attached to the Confirmation Order is a copy of the Plan.

         Pursuant to the Confirmation Order, the Plan has been confirmed, is enforceable and will take effect within the next two weeks (the "Effective Date"). Under the Plan, the holders of Class 5 Equity Interests will receive no distribution on account of their shares. On the Effective Date, all Equity Interests will be extinguished. There will be no amounts or other property distributed to common stockholders of the Registrant. The Plan further provides that on the Effective Date, the current officers and directors shall be deemed to have resigned and the Liquidating Trustee, Theodore Gavin, shall be the sole officer and director of the Registrant.

         A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         The Registrant is including the following cautionary statement in this Form 8-K to make applicable and take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by, or on behalf of, the Registrant. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, the Registrant cautions that, while it believes such assumptions or bases to be reasonable and makes them in good faith, assumed facts or bases almost always vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending upon the circumstances. Certain factors that could cause actual results to differ materially from those projected include, but are not limited to, the ability of the Company to partially satisfy claims of creditors using the proceeds of the previous sale and the liquidation. Other factors that could cause actual results to differ materially include uncertainties of economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Registrant. Where, in any forward-looking statement, the Registrant, or its management, expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. The words

"believe," "expect," "intend" and "anticipate" and similar expressions identify forward-looking statements.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1     Findings of Fact, Conclusions of Law and Order Under
                           Section 1129 of the Bankruptcy Code and Rule 3020 of the Bankruptcy Rules Confirming the Modified Joint Consolidated Chapter 11 Plan of Liquidation of the Debtors and the Committee Pursuant to Chapter 11 of the United States Bankruptcy Code (with copy of the Plan attached thereto).

                  99.2 Press Release, dated July 6, 2004, announcing the Bankruptcy Court's Order.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 WATERLINK, INC.


Dated:   July 6, 2004                            By: /s/ Donald A. Weidig
                                                     --------------------
                                                     Donald A. Weidig
                                                     Chief Financial Officer




                                       3